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EXHIBIT 10.1

EXECUTION COPY

            AMENDMENT NO. 4 (this "Amendment") dated as of November 4, 2002, to the CREDIT AGREEMENT dated as of July 29, 1999, as amended and restated as of December 16, 1999, and March 16, 2001, and as amended by WAIVER AND AMENDMENT NO. 1 dated as of May 3, 2001, AMENDMENT NO. 2 dated as of November 13, 2001, and AMENDMENT NO. 3 dated as of February 11, 2002 (as so amended, the "Credit Agreement"), by and among CROSS COUNTRY, INC. (formerly known as Cross Country Travcorps, Inc.), a Delaware corporation (the "Borrower"), the LENDERS referred to therein (the "Lenders"), SALOMON SMITH BARNEY INC., as sole advisor, arranger and book manager (in such capacity, the "Arranger"), CITICORP USA, INC., as issuing bank (in such capacity, the "Issuing Bank"), swingline lender (in such capacity, the "Swingline Lender"), and administrative agent (in such capacity, the "Administrative Agent") and collateral agent (in such capacity, the "Collateral Agent") for the Lenders, BANKERS TRUST COMPANY, as syndication agent (in such capacity, the "Syndication Agent"), and WACHOVIA BANK, N.A. and FLEET NATIONAL BANK, as documentation agents (in such capacity, the "Documentation Agents").

        A. Pursuant to the Credit Agreement, each of the Lenders, the Swingline Lender and the Issuing Bank have extended credit to the Borrower and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

        B. The Borrower has requested that the Credit Agreement be amended as set forth herein.

        C. The Required Lenders are willing so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

        Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

        SECTION 1. Amendments to the Credit Agreement. (a) Section 6.06(a)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

    "(ii) purchase, repurchase, redeem, retire or otherwise acquire for value any Equity Interests or Rights of the Borrower or any Affiliate of the Borrower held by persons other than the Borrower or a wholly owned Subsidiary or any securities exchangeable for or convertible into any such Equity Interests or Rights; provided, however, that the Borrower may repurchase, redeem, retire or otherwise acquire Equity Interests or Rights of the Borrower or any Affiliate of the Borrower, at a price not in excess of fair market value determined in good faith by the Board of Directors of the Borrower, in an aggregate amount not to exceed $50,000,000 during the term of this Agreement so long as (x) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (y) for a period of 30 days prior to giving effect thereto and immediately after giving effect thereto, (A) the sum of the amount of cash and Permitted Investments of the Borrower plus the excess of the Total Revolving Credit Commitment over the Aggregate Revolving Credit Exposure shall be no less than $10,000,000, and (B) the Total Revolving Credit Commitment shall exceed the Aggregate Revolving Credit Exposure by no less than $5,000,000."

            (b) Section 2.22(b) of the Credit Agreement is hereby amended by deleting "$10,000,000" set forth therein and substituting therefor "$15,000,000".

        SECTION 2. Representations and Warranties. The Borrower represents and warrants to each of the Lenders and the Administrative Agent that, after giving effect to this Amendment:

            (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

            (b) the Borrower is in compliance with the covenants set forth in Article V and Article VI of the Credit Agreement as of the date hereof.

            (c) no Event of Default or Default has occurred and is continuing.

        SECTION 3. Conditions to Effectiveness. This Amendment shall become effective as of the date first written above at such time as the Administrative Agent shall have received counterparts hereof, duly executed and delivered by the Borrower, the other Grantors and the Required Lenders.

        SECTION 4. Amendment Fee. The Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart to this Amendment, an amendment fee equal to 0.10% of the aggregate unpaid principal amount of Loans and Commitments (whether used or unused) held by such Lender on the effective date of this Amendment; provided that the foregoing fee shall not be payable unless this Amendment becomes effective as provided in Section 3 above.

        SECTION 5. Effectiveness. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank, the Swingline Lender, the Collateral Agent, the Administrative Agent, the Arranger, the Syndication Agent or the Documentation Agents, under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement and the Security Agreement specifically referred to herein. This Amendment shall constitute a "Credit Document" for all purposes of the Credit Agreement and the other Credit Documents. As used therein, the terms "Agreement", "herein", "hereunder", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as modified hereby.

        SECTION 6. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

        SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

        SECTION 8. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

        SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

CROSS COUNTRY, INC.,
by	/s/ EMIL HENSEL
	Name:	Emil Hensel
	Title:	Chief Financial Officer

TVCM, INC.,
by	/s/ DANIEL LEWIS
	Name:	Daniel Lewis
	Title:	Treasurer

CEJKA & COMPANY,
by	/s/ DANIEL LEWIS
	Name:	Daniel Lewis
	Title:	Treasurer

CC STAFFING, INC.,
by	/s/ EMIL HENSEL
	Name:	Emil Hensel
	Title:	President

E-STAFF, INC.,
by	/s/ EMIL HENSEL
	Name:	Emil Hensel
	Title:	Treasurer

CROSS COUNTRY SEMINARS, INC.,
by	/s/ DANIEL LEWIS
	Name:	Daniel Lewis
	Title:	Treasurer

CLINFORCE, INC.,
by	/s/ EMIL HENSEL
	Name:	Emil Hensel
	Title:	Vice President

CROSS COUNTRY TRAVCORPS, INC.,
by	/s/ EMIL HENSEL
	Name:	Emil Hensel
	Title:	Treasurer

NOVAPRO, INC.,
by	/s/ EMIL HENSEL
	Name:	Emil Hensel
	Title:	Treasurer

CROSS COUNTRY CONSULTING, INC.,
by	/s/ DANIEL LEWIS
	Name:	Daniel Lewis
	Title:	Treasurer

ASSIGNMENT AMERICA, INC.,
by	/s/ DANIEL LEWIS
	Name:	Daniel Lewis
	Title:	Treasurer

VENDOR MANAGEMENT SOLUTIONS, INC.,
by	/s/ DANIEL LEWIS
	Name:	Daniel Lewis
	Title:	Treasurer

CROSS COUNTRY LOCAL, INC.,
by	/s/ EMIL HENSEL
	Name:	Emil Hensel
	Title:	Chief Operating Officer

CITICORP USA, INC., individually and as Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender,
by	/s/ ALLEN FISHER
	Name:	Allen Fisher
	Title:	Vice President

SALOMON SMITH BARNEY INC., as Arranger,
by	/s/ ALLEN FISHER
	Name:	Allen Fisher
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF NOVEMBER 4, 2002, TO THE CROSS COUNTRY, INC. CREDIT AGREEMENT DATED AS OF JULY 29, 1999, AS AMENDED AND RESTATED AS OF DECEMBER 16, 1999, AND MARCH 16, 2001, AND AS AMENDED BY WAIVER AND AMENDMENT NO. 1 DATED AS OF MAY 3, 2001, AMENDMENT NO. 2 DATED AS OF NOVEMBER 13, 2001 AND AMENDMENT NO. 3 DATED AS OF FEBRUARY 11, 2002

NAME OF LENDER:	Fleet National Bank
	By	/s/ DANIEL C. JOHNSON
		Name:	Daniel C. Johnson
		Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF NOVEMBER 4, 2002, TO THE CROSS COUNTRY, INC. CREDIT AGREEMENT DATED AS OF JULY 29, 1999, AS AMENDED AND RESTATED AS OF DECEMBER 16, 1999, AND MARCH 16, 2001, AND AS AMENDED BY WAIVER AND AMENDMENT NO. 1 DATED AS OF MAY 3, 2001, AMENDMENT NO. 2 DATED AS OF NOVEMBER 13, 2001 AND AMENDMENT NO. 3 DATED AS OF FEBRUARY 11, 2002

NAME OF LENDER:	General Electric Capital Corporation
	By	/s/ RYAN CASCADE
		Name:	Ryan Cascade
		Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF NOVEMBER 4, 2002, TO THE CROSS COUNTRY, INC. CREDIT AGREEMENT DATED AS OF JULY 29, 1999, AS AMENDED AND RESTATED AS OF DECEMBER 16, 1999, AND MARCH 16, 2001, AND AS AMENDED BY WAIVER AND AMENDMENT NO. 1 DATED AS OF MAY 3, 2001, AMENDMENT NO. 2 DATED AS OF NOVEMBER 13, 2001 AND AMENDMENT NO. 3 DATED AS OF FEBRUARY 11, 2002

NAME OF LENDER:	ING (U.S.) Capital LLC
	By	/s/ M. DENSEL FULTON
		Name:	M. Densel Fulton
		Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF NOVEMBER 4, 2002, TO THE CROSS COUNTRY, INC. CREDIT AGREEMENT DATED AS OF JULY 29, 1999, AS AMENDED AND RESTATED AS OF DECEMBER 16, 1999, AND MARCH 16, 2001, AND AS AMENDED BY WAIVER AND AMENDMENT NO. 1 DATED AS OF MAY 3, 2001, AMENDMENT NO. 2 DATED AS OF NOVEMBER 13, 2001 AND AMENDMENT NO. 3 DATED AS OF FEBRUARY 11, 2002

NAME OF LENDER:	KZH Pamco LLC
	By	/s/ ANTHONY IARROBINO
		Name:	Anthony Iarrobino
		Title:	Authorized Agent

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF NOVEMBER 4, 2002, TO THE CROSS COUNTRY, INC. CREDIT AGREEMENT DATED AS OF JULY 29, 1999, AS AMENDED AND RESTATED AS OF DECEMBER 16, 1999, AND MARCH 16, 2001, AND AS AMENDED BY WAIVER AND AMENDMENT NO. 1 DATED AS OF MAY 3, 2001, AMENDMENT NO. 2 DATED AS OF NOVEMBER 13, 2001 AND AMENDMENT NO. 3 DATED AS OF FEBRUARY 11, 2002

NAME OF LENDER:	Provident Bank
	By	/s/ SAMUEL B. BAYNE, JR.
		Name:	Samuel B. Bayne, Jr.
		Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF NOVEMBER 4, 2002, TO THE CROSS COUNTRY, INC. CREDIT AGREEMENT DATED AS OF JULY 29, 1999, AS AMENDED AND RESTATED AS OF DECEMBER 16, 1999, AND MARCH 16, 2001, AND AS AMENDED BY WAIVER AND AMENDMENT NO. 1 DATED AS OF MAY 3, 2001, AMENDMENT NO. 2 DATED AS OF NOVEMBER 13, 2001 AND AMENDMENT NO. 3 DATED AS OF FEBRUARY 11, 2002

NAME OF LENDER:	Restoration Funding CLO, Ltd.
	By	Highland Capital Management, L.P. As Collateral Manager
	By	/s/ MARK OKADA
		Name:	Mark Okada
		Title:	Chief Investment Officer Highland Capital Management, L.P.

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF NOVEMBER 4, 2002, TO THE CROSS COUNTRY, INC. CREDIT AGREEMENT DATED AS OF JULY 29, 1999, AS AMENDED AND RESTATED AS OF DECEMBER 16, 1999, AND MARCH 16, 2001, AND AS AMENDED BY WAIVER AND AMENDMENT NO. 1 DATED AS OF MAY 3, 2001, AMENDMENT NO. 2 DATED AS OF NOVEMBER 13, 2001 AND AMENDMENT NO. 3 DATED AS OF FEBRUARY 11, 2002

NAME OF LENDER:	Sovereign Bank
	By	/s/ KEVIN FLAHERTY
		Name:	Kevin Flaherty
		Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF NOVEMBER 4, 2002, TO THE CROSS COUNTRY, INC. CREDIT AGREEMENT DATED AS OF JULY 29, 1999, AS AMENDED AND RESTATED AS OF DECEMBER 16, 1999, AND MARCH 16, 2001, AND AS AMENDED BY WAIVER AND AMENDMENT NO. 1 DATED AS OF MAY 3, 2001, AMENDMENT NO. 2 DATED AS OF NOVEMBER 13, 2001 AND AMENDMENT NO. 3 DATED AS OF FEBRUARY 11, 2002
NAME OF LENDER:	SunTrust Bank
	By	/s/ DANIEL S. KOMITOR
		Name:	Daniel S. Komitor
		Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF NOVEMBER 4, 2002, TO THE CROSS COUNTRY, INC. CREDIT AGREEMENT DATED AS OF JULY 29, 1999, AS AMENDED AND RESTATED AS OF DECEMBER 16, 1999, AND MARCH 16, 2001, AND AS AMENDED BY WAIVER AND AMENDMENT NO. 1 DATED AS OF MAY 3, 2001, AMENDMENT NO. 2 DATED AS OF NOVEMBER 13, 2001 AND AMENDMENT NO. 3 DATED AS OF FEBRUARY 11, 2002

NAME OF LENDER:	Wachovia Bank, National Association
	By	/s/ DOUGLAS T. DAVIS
		Name:	Douglas T. Davis
		Title:	Director

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  EXHIBIT 10.1
  EXECUTION COPY